UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2024

SIGNET JEWELERS LIMITED
(Exact name of registrant as specified in its charter)

 Commission File Number: 1-32349

Bermuda	Not Applicable
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Clarendon House
2 Church Street
Hamilton
HM11
Bermuda
(Address of principal executive offices, including zip code)

 (441) 296 5872
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of $0.18 each	SIG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e) On June 28, 2024, at the 2024 Annual Meeting of Shareholders (the "Annual Meeting") of Signet Jewelers Limited (the "Company"), the shareholders of the Company approved an amendment to the Company’s Amended and Restated 2018 Omnibus Incentive Plan to increase the number of shares available for grant thereunder by 900,000.
The Second Amended and Restated 2018 Omnibus Incentive Plan (the "Amended Plan") is attached hereto as Exhibit 10.1 and is hereby incorporated herein by reference. The foregoing description of the Amended Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Plan attached hereto as Exhibit 10.1.
Item 5.07.     Submission of Matters to a Vote of Security Holders
(a)    The Annual Meeting was held on June 28, 2024.
(b)    The following matters were voted upon at the Annual Meeting and the results of the voting were as follows:
Proposal One:
Election of twelve members of the Company’s Board of Directors ("Board") to serve until the next annual meeting of shareholders of the Company or until their respective successors are elected in accordance with the Bye-laws of the Company.

Director Nominee	For	Against	Abstain	Broker Non-Votes
Helen McCluskey	39,502,513	189,351	9,501	2,616,260
Virginia C. Drosos	39,560,930	131,122	9,313	2,616,260
André V. Branch	39,599,904	91,780	9,681	2,616,260
Sandra B. Cochran	39,676,532	15,127	9,706	2,616,260
R. Mark Graf	39,600,159	91,823	9,383	2,616,260
Zackery Hicks	39,461,502	230,027	9,836	2,616,260
Sharon L. McCollam	38,353,029	1,338,895	9,441	2,616,260
Nancy A. Reardon	39,574,910	113,029	13,426	2,616,260
Jonathan Seiffer	39,604,600	87,321	9,444	2,616,260
Brian Tilzer	39,457,476	234,443	9,446	2,616,260
Eugenia Ulasewicz	39,524,092	162,884	14,389	2,616,260
Dontá L. Wilson	39,591,309	100,369	9,687	2,616,260
Proposal Two:
Appointment of KPMG LLP as independent registered public accounting firm of the Company, to hold office from the conclusion of the Annual Meeting until the conclusion of the Company's next annual meeting of shareholders, and authorization of the Audit Committee of the Board to determine its compensation.

For	Against	Abstain	Broker Non-Votes
42,178,401	126,728	12,496	0
Proposal Three:
Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as described in the Proxy Statement for the Annual Meeting (the “Say-on-Pay” vote).

For	Against	Abstain	Broker Non-Votes
39,400,264	274,900	26,201	2,616,260
Proposal Four:
Approval of an amendment to the Signet Jewelers Limited 2018 Omnibus Incentive Plan to authorize additional shares for issuance thereunder.

For	Against	Abstain	Broker Non-Votes
38,489,945	1,190,198	21,222	2,616,260

Item 9.01.     Financial Statements and Exhibits
(d)    Exhibits

Exhibit Number	Description of Exhibit
10.1	Signet Jewelers Limited Second Amended and Restated 2018 Omnibus Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNET JEWELERS LIMITED

Date:	July 2, 2024	By:	/s/ Joan M. Hilson
		Name:	Joan M. Hilson
		Title:	Chief Financial, Strategy & Services Officer